EXHIBIT 4.21

                                FORM of A WARRANT
                                -----------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT EACH DATED AS OF MARCH ______, 1999, AMONG VALUESTAR, CORPORATION (THE "COMPANY") JIM STEIN, JAMES A. BARNES AND JERRY E. POLIS (INDIVIDUALLY AND COLLECTIVELY, THE "SHAREHOLDER") AND SEACOAST CAPITAL PARTNERS LIMITED PARTNERSHIP (THE "PURCHASER"), PACIFIC MEZZANINE FUND, L.P. ("PACIFIC") AND TANGENT FUND MANAGEMENT, LLC ("TANGENT") (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

_____________ shares of
Common Stock                                               Warrant No. _________


                       WARRANT TO PURCHASE COMMON STOCK OF
                              VALUESTAR CORPORATION

         This is to certify that, in consideration of ten dollars ($10.00) and other valuable consideration, which is hereby acknowledged as received, the Purchaser, its successors and registered assigns, is entitled at any time after the Closing Date (as defined in the Agreements) and prior to the earlier to occur of (i) the expiration of six (6) years from the date the obligations evidenced by the Senior Note, dated as of March ___, 1999 executed by ValueStar, Inc., a California corporation, (the "Subsidiary") and payable to the Purchaser, as the same may be amended, modified and extended from time to time, are paid in full pursuant to the terms of the Note Purchase Agreement, dated as of March _____, 1999, between the Subsidiary and the Purchaser as the same may be amended from time to time, (ii) 5:00 p.m. March _____, 2009, to exercise this Warrant to purchase _________________ (________) shares of the Common Stock of ValueStar Corporation, a Colorado corporation (the "Company"), as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.

         This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents. Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant. Copies of the Agreements are on file at the office of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ____ day of March, 1999.

                                      VALUESTAR CORPORATION

                                      By:    ___________________________________
                                      Name:  ___________________________________
                                      Title: ___________________________________

                                FORM of B WARRANT
                                -----------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT EACH DATED AS OF MARCH ______, 1999, AMONG VALUESTAR, CORPORATION (THE "COMPANY") JIM STEIN, JAMES A. BARNES AND JERRY E. POLIS (INDIVIDUALLY AND COLLECTIVELY, THE "SHAREHOLDER") AND SEACOAST CAPITAL PARTNERS LIMITED PARTNERSHIP (THE "PURCHASER"), PACIFIC MEZZANINE FUND, L.P. ("PACIFIC") AND TANGENT FUND MANAGEMENT, LLC ("TANGENT") (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

_____________ shares of
Common Stock                                               Warrant No. _________

                       WARRANT TO PURCHASE COMMON STOCK OF
                              VALUESTAR CORPORATION

         This is to certify that, in consideration of ten dollars ($10.00) and other valuable consideration, which is hereby acknowledged as received, the Purchaser, its successors and registered assigns, is entitled at any time after the Closing Date (as defined in the Agreements) and prior to the earlier to occur of (i) the expiration of six (6) years from the date the obligations evidenced by the Senior Note, dated as of March ___, 1999 executed by ValueStar, Inc., a California corporation, (the "Subsidiary") and payable to the Purchaser, as the same may be amended, modified and extended from time to time, are paid in full pursuant to the terms of the Note Purchase Agreement, dated as of March _____, 1999, between the Subsidiary and the Purchaser as the same may be amended from time to time, (ii) 5:00 p.m. March _____, 2009, to exercise this Warrant to purchase _________________ (________) shares of the Common Stock of ValueStar Corporation, a Colorado corporation (the "Company"), as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.

         This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents. Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant. Copies of the Agreements are on file at the office of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ____ day of March, 1999.

                                     VALUESTAR CORPORATION

                                     By:     ___________________________________
                                     Name:   ___________________________________
                                     Title:  ___________________________________

                                FORM of C WARRANT
                                -----------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT EACH DATED AS OF MARCH ______, 1999, AMONG VALUESTAR, CORPORATION (THE "COMPANY") JIM STEIN, JAMES A. BARNES AND JERRY E. POLIS (INDIVIDUALLY AND COLLECTIVELY, THE "SHAREHOLDER") AND SEACOAST CAPITAL PARTNERS LIMITED PARTNERSHIP (THE "PURCHASER"), PACIFIC MEZZANINE FUND, L.P. ("PACIFIC") AND TANGENT FUND MANAGEMENT, LLC ("TANGENT") (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

_____________ shares of
Common Stock                                               Warrant No. _________

                       WARRANT TO PURCHASE COMMON STOCK OF
                              VALUESTAR CORPORATION

         This is to certify that, in consideration of ten dollars ($10.00) and other valuable consideration, which is hereby acknowledged as received, the Purchaser, its successors and registered assigns, is entitled at any time after the Closing Date (as defined in the Agreements) and prior to the earlier to occur of (i) the expiration of six (6) years from the date the obligations evidenced by the Senior Note, dated as of March ___, 1999 executed by ValueStar, Inc., a California corporation, (the "Subsidiary") and payable to the Purchaser, as the same may be amended, modified and extended from time to time, are paid in full pursuant to the terms of the Note Purchase Agreement, dated as of March _____, 1999, between the Subsidiary and the Purchaser as the same may be amended from time to time, (ii) 5:00 p.m. March _____, 2009, to exercise this Warrant to purchase _________________ (________) shares of the Common Stock of ValueStar Corporation, a Colorado corporation (the "Company"), as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.

         This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents. Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant. Copies of the Agreements are on file at the office of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ____ day of March, 1999.

                                     VALUESTAR CORPORATION

                                     By:     ___________________________________
                                     Name:   ___________________________________
                                     Title:  ___________________________________